UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2024 (November 8, 2024)

Inflection Point Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41711	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Madison Avenue Suite 205 #1017

New York, New York 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 476-6908

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	IPXXU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	IPXX	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	IPXXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Third Amendment to Services and Indemnification Agreement

On November 8, 2024, Inflection Point Acquisition Corp. II (the “Company” or “Inflection Point”), Inflection Point Holdings II LLC, Delaware limited liability company (the “Sponsor”), The Venture Collective LLC, an affiliate of our director Nicholas Shekerdemian (“TVC”), Peter Ondishin and Kevin Shannon entered into a third amendment (the “Third Amendment”) to the Company’s services and indemnification agreement, dated May 24, 2023, by and among the Company, the Sponsor, TVC, Mr. Ondishin and Mr. Shannon (as amended by the Amendment to Services and Indemnification Agreement, dated as of March 28, 2024, and the Second Amendment to Services and Indemnification Agreement, dated as of August 13, 2024, the “Services and Indemnification Agreement”), pursuant to which the Company received the services of Mr. Ondishin, as chief financial officer of the Company, and Kevin Shannon, as chief of the staff for the Company, in exchange for a monthly fee of $18,882.02 to TVC (the “Monthly Fee”).

Pursuant to the Third Amendment, the parties agreed to reduce the Monthly Fee, effective as of September 1, 2024, from $18,882.02 to (i) $14,745.89 for the period from September 1, 2024 through October 31, 2024, and (ii) $7,372.94 for the period starting November 1, 2024. The remaining terms of the Services and Indemnification Agreement, including the services and indemnities provided thereto, are unchanged by the Third Amendment.

The foregoing summary of the Third Amendment is qualified in its entirety by reference to the Third Amendment, which is filed as Exhibit 10.1 herein, and is incorporated herein by reference.

Non-Redemption Agreements

As previously disclosed, Inflection Point has called an extraordinary general meeting of the Company to be held at 11:00 a.m. Eastern Time on November 18, 2024 (the “Meeting”) for the purpose of considering and voting on, among other proposals, a proposal to approve, by way of special resolution, an amendment to Inflection Point’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which Inflection Point has to consummate a business combination (the “Extension”) from November 30, 2024 to August 21, 2025 (such earlier time as the directors may approve or such later time as the shareholders may approve in accordance with the Articles (the “Articles Extension Proposal”).

On November 14, 2024, Inflection Point and Harraden Circle Investors LP and Harraden Circle Special Opportunities LP (collectively, “Harraden”), entered into a non-redemption agreement (the “Harraden Non-Redemption Agreement”). Pursuant to the Harraden Non-Redemption Agreement, Harraden agreed not to redeem (or to validly rescind any redemption requests with respect to) an aggregate of 700,000 publicly-held Class A ordinary shares of Inflection Point (“Harraden Non-Redeemed Shares”) in connection with the shareholder vote on the Articles Extension Proposal. In exchange for the foregoing commitment not to redeem the Harraden Non-Redeemed Shares, Inflection Point granted Harraden an option to enter into a forward purchase agreement (the “Harraden Forward Purchase Agreement”) in connection with the closing of the Business Combination (the “Forward Purchase Option”) with respect to up to 700,000 Class A ordinary shares of Inflection Point. Pursuant to the Forward Purchase Option, Harraden will have the right, but not the obligation, to enter into an over-the-counter Equity Prepaid Forward Transaction (a “Forward Purchase Transaction”) with respect to up to 700,000 Class A ordinary shares of Inflection Point in connection with the closing of the proposed business combination (the “Business Combination”) with USA Rare Earth, LLC, a Delaware limited liability.

Also on November 14, 2024, Inflection Point and L1 Capital Global Opportunities Master Fund (“L1”) entered into a non-redemption agreement (the “L1 Non-Redemption Agreement” and, together with the Harraden Non-Redemption Agreement, the “Non-Redemption Agreements”). Pursuant to the L1 Non-Redemption Agreement, L1 agreed not to redeem (or to validly rescind any redemption requests with respect to) an aggregate of 300,000 publicly-held Class A ordinary shares of Inflection Point (“L1 Non-Redeemed Shares”) in connection with the shareholder vote on the Articles Extension Proposal. In exchange for the foregoing commitment not to redeem the L1 Non-Redeemed Shares, Inflection Point granted L1 an option to enter into a forward purchase agreement (the “L1 Forward Purchase Agreement” and together with the Harraden Forward Purchase Agreement the “Forward Purchase Agreements”) which granted L1 a Forward Purchase Option with respect to up to 300,000 Class A ordinary shares of Inflection Point. Pursuant to the Forward Purchase Option, L1 will have the right, but not the obligation, to enter into a Forward Purchase Transaction with respect to up to 300,000 Class A ordinary shares of Inflection Point in connection with the closing of the Business Combination.

Each of the Forward Purchase Agreements would provide that no later than the earlier of (a) one business day after the closing of the Business Combination and (b) the date any assets from Inflection Point’s trust account are disbursed in connection with the Business Combination, an amount (the “Prepayment Amount”) equal to the product of (i) an amount (the “Initial Price”) equal to the redemption price per share payable to investors who elected to redeem in connection with the Business Combination and (ii) the number of Class A ordinary shares subject to the Forward Purchase Transactions (the “FPA Shares”) would be deposited into an escrow account from the cash held in Inflection Point’s trust account. The Prepayment Amount will be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations.

The Forward Purchase Agreements’ maturity dates would be the date 90 days after the closing of the Business Combination (the “Maturity Date”). Upon the occurrence of the Maturity Date, in exchange for delivery of the FPA Shares then-subject to the Forward Purchase Transaction, New USARE would pay each of Harraden and L1 an amount (the “Maturity Consideration”) equal to the amount then on deposit in the escrow account, including accrued interest. The Maturity Consideration would be released to Harraden and L1 from the escrow account.

From time to time on any day Nasdaq is open for trading following the date of the closing of the Business Combination (any such date, an “OET Date”), Harraden and L1 would be able to, in each of their respective absolute discretion, terminate their respective Forward Purchase Agreements in whole or in part with respect to any number of FPA Shares by giving notice of such termination and the specified number of FPA Shares (such quantity, the “Terminated Shares”). An amount equal to the product of (i) the quotient of (a) the Terminated Shares divided by (b) the FPA Shares, multiplied by (ii) the value of the escrow account, including accrued interest, at such OET Date would be released to New USARE from the escrow account.

The Forward Purchase Agreements will include customary representations, warranties, covenants and events of default for a transaction of their type and size.

The foregoing summary of the Non-Redemption Agreements and the potential Forward Purchase Agreements is qualified in its entirety by reference to the text of the Harraden Non-Redemption Agreement, which is filed as Exhibit 10.2 hereto, and the L1 Non-Redemption Agreement, which is filed as Exhibit 10.3 hereto and each of which are incorporated herein by reference.

Additional Information and Where to Find it

With respect to the Meeting, the Company urges investors, shareholders and other interested persons to read the definitive proxy statement filed with the SEC on October 7, 2024, as supplemented by the proxy statement supplement filed with the SEC on November 4, 2024 (the “Proxy Statement”), as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Meeting, including the Articles Extension Proposal. Shareholders of Inflection Point may obtain a copy of the Proxy Statement, as supplemented, as well as other documents filed by Inflection Point with the SEC that will or may be incorporated by reference in the proxy statement/prospectus, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Inflection Point at Inflection Point Acquisition Corp. II, 167 Madison Avenue Suite 205 #1017 New York, New York 10016.

The Business Combination will be submitted to the shareholders of Inflection Point for their consideration. Inflection Point and USARE have filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to Inflection Point’s shareholders in connection with Inflection Point’s solicitation for proxies for the vote by Inflection Point’s shareholders in connection with the Business Combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued (or deemed issued) to Inflection Point’s shareholders and USARE’s equityholders in connection with the completion of the Business Combination. After the Registration Statement is declared effective, Inflection Point will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. Inflection Point’s shareholders and other interested persons are advised to read the Registration Statement, the preliminary proxy statement/prospectus included in the Registration Statement and any amendments thereto and, once available, the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, in connection with Inflection Point’s solicitation of proxies for its extraordinary general meeting to be held to approve, among other things, the Business Combination, as well as other documents filed with the SEC in connection with the Business Combination, as these documents will contain important information about Inflection Point, USARE, and the Business Combination. Shareholders of Inflection Point and members of USARE may obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed by Inflection Point with the SEC that will or may be incorporated by reference in the proxy statement/prospectus, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Inflection Point at Inflection Point Acquisition Corp. II, 167 Madison Avenue Suite 205 #1017 New York, New York 10016.

Participants in the Solicitation

Inflection Point and its directors and executive officers may be deemed participants in the solicitation of proxies from Inflection Point’s shareholders with respect to the Meeting. A list of the names of those directors and executive officers and a description of their interests in Inflection Point is contained in the Proxy Statement in the section entitled “Extraordinary General Meeting of Shareholders - Interests of the Sponsor and the Company’s Officers and Directors” which is available free of charge at the SEC’s website at www.sec.gov and at the following URL: https://www.sec.gov/Archives/edgar/data/1970622/000121390024085973/ea0215326-03.htm.

Inflection Point and its directors and executive officers may be deemed participants in the solicitation of proxies from Inflection Point’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Inflection Point is contained in the Registration Statement in the section entitled “The Business Combination - Interests of Certain Inflection Point Persons in the Business Combination” which is available free of charge at the SEC’s website at www.sec.gov and at the following URL: https://www.sec.gov/Archives/edgar/data/1787434/000121390024096943/ea0220524-01.htm.

USARE’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Inflection Point in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the Registration Statement in the section entitled “The Business Combination - Interests of the USARE Managers and Executive Officers” at the SEC’s website at www.sec.gov and at the following URL: https://www.sec.gov/Archives/edgar/data/1787434/000121390024096943/ea0220524-01.htm.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding or similar to: estimates and forecasts of financial and operational metrics; plans, goals, ambitions, targets, future business and operations, and projections regarding future mining capabilities, operations, reserves, manufacturing capacity and plant performance; projections of market opportunity and market share; estimates and projections of adjacent industry sector opportunities; USARE’s commercialization costs and timeline; USARE’s ability to timely and effectively meet construction and mining timelines and scale its production and manufacturing processes; USARE’s ability to maintain, protect, and enhance its intellectual property; development of favorable regulations and government demand, contracts, and incentives affecting the markets in which USARE operates; USARE’s ability to receive and/or maintain the necessary permits and other government approvals necessary to operate its business; the estimates with respect to the rare earth and critical element and mineral deposits in the Round Top deposit; Inflection Point’s and USARE’s expectations with respect to future performance of USARE’s (and, after the Business Combination, the combined company’s) business; the expected funding of the PIPE Investment and pre-funded investment, to the extent they remain unfunded; anticipated financial impacts of the Business Combination; Inflection Point’s ability to obtain an extension of its deadline to complete an initial business combination; the satisfaction of the closing conditions to the Business Combination; the timing of the completion of the Business Combination; the expected benefits of the Non-Redemption Agreements; and the expected funding from Harraden and L1’s exercise of the Forward Purchase Options. For example, projections of future enterprise value, revenue, market share, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue” “estimate,” “expect,” “intend,” “may,” “potential,” “predict,” “should,” or “will,” or the negatives of these terms or variations of them or similar terminology, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Inflection Point, USARE and their respective managements, as the case may be, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Inflection Point and USARE. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political conditions, and in applicable laws and regulations, (2) the occurrence of any event, change or other circumstances that could give rise to the termination definitive agreements and any negotiations with respect to the Business Combination; (3) the outcome of any legal proceedings that may be instituted against Inflection Point, USARE, the combined company, or others; (4) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Inflection Point to extend the deadline for Inflection Point to complete an initial business combination, for the Business Combination or to satisfy other conditions to closing; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (6) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Inflection Point or USARE as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things: competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to build or maintain relationships with customers and suppliers and retain its management and key employees, the supply and demand for rare earth minerals, the timing and amount of future production, costs of production, capital expenditures and requirements for additional capital, timing of future cash flow provided by operating activities, if any, uncertainty in any mineral resource estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions, and transportation risks; (9) costs related to the Business Combination; (10) the possibility that USARE or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Proxy Statement, the Registration Statement and in Inflection Point’s final prospectus relating to its initial public offering dated May 24, 2023, and in subsequent Inflection Point filings with the SEC relating to the Business Combination expected to be filed by Inflection Point, and periodic Exchange Act reports filed with the SEC such as its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

You should carefully consider the foregoing risk factors and the other risks and uncertainties which are more fully described in the “Risk Factors” section of the Proxy Statement and the Registration Statement and other documents filed by Inflection Point from time to time with the SEC. If any of these risks materialize or USARE’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Inflection Point nor USARE presently know or that they currently believe are immaterial that could also cause actual results to differ from contained in the forward-looking statements. In addition, forward-looking statements reflect Inflection Point and USARE’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Inflection Point, USARE, and their respective representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing Inflection Point’s, USARE’s, or any of their respective representatives or affiliates’ assessments as of any date subsequent to the date of this Current Report on Form 8-K, and therefore undue reliance should not be placed upon the forward-looking statements. This Current Report on Form 8-K contains preliminary information only, is subject to change at any time, and is not, and should not be assumed to be, complete or constitute all of the information necessary to adequately make an informed decision regarding any potential investment in connection with Inflection Point or the Business Combination.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto do not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction with respect to any securities or in connection with the Meeting or the Business Combination. There shall not be any offer, sale or exchange of any securities of USARE or Inflection Point in any jurisdiction where, or to any person to whom, such offer, sale or exchange may be unlawful under the laws of such jurisdiction prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Third Amendment to Services and Indemnification Agreement, dated November 8, 2024 by and among the Company, Inflection Point Holdings II LLC, The Venture Collective LLC, Peter Ondishin and Kevin Shannon
10.2	Non-Redemption Agreement, dated as of November 14, 2024, by and among Inflection Point Acquisition Corp. II and Harraden Circle Investors LP and Harraden Circle Special Opportunities LP
10.3	Non-Redemption Agreement, dated as of November 14, 2024, by and between Inflection Point Acquisition Corp. II and L1 Capital Global Opportunities Master Fund
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFLECTION POINT ACQUISITION CORP. II

Date: November 14, 2024	By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Chairman and Chief Executive Officer
(Principal Executive Officer)